UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2006

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

1114 Avenue of the Americas, 27th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On September 19, 2006, iStar Financial Inc. issued a press release announcing an offer to exchange iStar 5.95% Senior Notes due 2013 for iStar 8.75% Senior Notes due 2008 (“2008 notes”) and consent solicitations for certain proposed amendments to the indenture governing the 2008 notes. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

Exhibit 99.1            Press release issued by iStar Financial Inc. on September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: September 19, 2006	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date: September 19, 2006	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

Exhibit Index

Exhibit 99.1            Press release issued by iStar Financial Inc. on September 19, 2006.